Discontinued Operations and Assets Held for Sale (Aggregate Balance Sheet of Properties Held for Sale Included in Discontinued Operations) (Details) (USD $) In Thousands, unless otherwise specified	6 Months Ended	12 Months Ended
	Jun. 30, 2014 buildings	Dec. 31, 2013	Dec. 31, 2012
Discontinued Operations
Real estate investment, net		$ 47,592	$ 24,994
Other assets		9,874	5,943
Total assets held-for-sale		57,466	30,937
Accrued expenses		1,481	94
Other liabilities		594	713
Total liabilities held-for-sale		$ 2,075	$ 807
Discontinued operation, number of in-service properties held for sale		11	2
Continuing Operations, Number of In-service Properties Held for Sale	1